                     DECRANE AIRCRAFT HOLDINGS, INC.          EXHIBIT 10.10.3.1

                             FIRST AMENDMENT
              TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT


                  This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") is dated as of June 30, 2000 and entered into by and among DeCrane Aircraft Holdings, Inc., a Delaware corporation ("COMPANY"), the financial institutions listed on the signature pages hereof ("LENDERS"), DLJ Capital Funding, Inc., as syndication agent for Lenders ("SYNDICATION AGENT"), and Bank One, NA, as administrative agent for Lenders ("ADMINISTRATIVE AGENT"), and is made with reference to that certain Third Amended and Restated Credit Agreement dated as of May 11, 2000 (the "CREDIT AGREEMENT"), by and among Company, the lenders listed on the signature pages thereof, Syndication Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                               RECITALS

                  WHEREAS, Company and Lenders desire to amend the Credit Agreement to permit the issuance by Company of up to $25,000,000 of Senior Exchangeable Preferred Stock and to modify subsection 7.16 of the Credit Agreement regarding the acquisition of ERDA, Inc. in certain respects.

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         SECTION 1.   AMENDMENTS TO THE CREDIT AGREEMENT

                 1.1  AMENDMENTS TO SECTION 1:  DEFINITIONS

                 A. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definition, which shall be inserted in proper alphabetical order:

                 "`COMPANY PREFERRED STOCK' means the Senior Exchangeable Preferred Stock, which shall accrue dividends at the rate of 16.0% per annum and mature in 2009, issued by Company, the proceeds of which will be used as provided in subsection 7.16."

                 B. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Change of Control" and inserting the following definition in lieu thereof, which shall be inserted in proper alphabetical order:

                 "`CHANGE IN CONTROL' means (i) the failure of Parent at any time to own, directly or indirectly, free and clear of all Liens and encumbrances (other than Liens created under the Loan Documents and Liens described in clauses (i) and (iv) of the definition of "Permitted Encumbrances"), all right, title and interest in 100% of the capital stock of Company, other than the Company

                 Preferred Stock; (ii) the failure of the DLJMB and the Affiliates of any entity included in the definition of "DLJMB" to own at least 51% (on a fully diluted basis) of the economic and voting interest in the voting stock of Parent; (iii) the failure of DLJMB and the Affiliates of any entity included in the definition of "DLJMB" at any time to have the right to designate or nominate at least 51% of the Board of Directors of Parent; or (iv) the occurrence of a "Change of Control" as defined under any agreement governing any Subordinated Indebtedness issued by Company or the PIK Preferred Stock or PIK Notes issued by Parent."

                 1.2   AMENDMENTS TO SECTION 7: COMPANY'S NEGATIVE COVENANTS

              Subsection 7.16 is hereby amended by deleting it in its entirety and substituting the following therefor:

"7.16       ERDA ACQUISITION.

              Company shall not, and shall not permit any of its Subsidiaries to, consummate, directly or indirectly, the acquisition of ERDA, Inc. unless (i) Company has received additional gross cash proceeds of at least $25,000,000 from the issuance of Company Preferred Stock and (ii) the aggregate purchase price (excluding Earn-Outs) for ERDA, Inc. does not exceed $34,000,000, and (iii) the documentation for such acquisition shall be in form and substance reasonably satisfactory to Syndication Agent."

      SECTION 2.    CONDITIONS TO EFFECTIVENESS

              The amendments referred to in Section 1 are subject to the satisfaction on or prior to June 30, 2000 of all of the following conditions precedent and the conditions set forth in Section 5E hereof (the date of satisfaction of such conditions being referred to herein as the "FIRST AMENDMENT EFFECTIVE DATE"):

              A.    On or before the First Amendment Effective Date,
Company shall deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the First Amendment Effective Date:

                    1 Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment and the issuance of the Company Preferred Stock, certified as of the First Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

                    2 Signature and incumbency certificates of its officers executing this Amendment; and

                    3 Executed originals of this Amendment, executed by Company and by each Subsidiary Guarantor.

         B. Lenders shall have received originally executed copies of one or more favorable written opinions of Davis Polk & Wardwell, Spolin & Silverman and other counsel reasonably acceptable to the Agents, each counsel for Company, in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the First Amendment Effective Date and setting forth, collectively, substantially the matters in the opinions designated in ANNEX A to this Amendment.

         C. All documents executed or submitted in connection with the transactions contemplated hereby by or on behalf of Company or any of its Subsidiaries shall be reasonably satisfactory in form and substance to Agents and their counsel; Agents and their counsel shall have received all information, approvals, opinions, documents or instruments that Agents or their counsel shall have reasonably requested.

      SECTION 3.   COMPANY'S REPRESENTATIONS AND WARRANTIES

             In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete on and as of the First Amendment Effective Date:

              A. CORPORATE POWER AND AUTHORITY. Each of Company and each of its Subsidiaries has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

              B. AUTHORIZATION OF AGREEMENTS; COMPANY PREFERRED STOCK. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of each of Company and each of its Subsidiaries. The issuance of the Company Preferred Stock has been duly authorized by all requisite corporate action by Company and when issued, will be validly issued, fully paid and nonassessable.

              C. NO CONFLICT. The execution, delivery and performance by each of Company and each of its Subsidiaries of this Amendment, the performance by Company of the Amended Agreement and the issuance of the Company Preferred Stock do not and will not (i) violate any provision of (x) any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries where such violations in the aggregate have had or could reasonably be expected to have a Material Adverse Effect, (y) the Certificate or the Articles of Incorporation or Bylaws of Parent, Company or any of Company's Subsidiaries or (z) any order, judgment or decree of any court or other agency of government binding on Company or any of Company's Subsidiaries where such violations in the aggregate have had or could reasonably be expected to have a Material Adverse Effect, (ii) conflict with, result in a breach of or constitute a default under any Contractual Obligation of Parent, Company or any of its Subsidiaries where such conflict, breach or default in the aggregate have had or could reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of Company's Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of or consent of any Person under any Contractual Obligation of Parent, Company or any of Company's Subsidiaries, except for such approvals or consents the failure of which to obtain has not had and could not reasonably be expected to have a Material Adverse Effect.

              D. GOVERNMENTAL CONSENTS. The execution, delivery and performance by each of Company and each of its Subsidiaries of this Amendment, the performance by Company of the Amended Agreement and the issuance of the Company Preferred Stock do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body other than any such registrations, consents, approvals, notices or other actions (x) that have been made, obtained or taken on or prior to the date on which such registrations, consents, approvals, notices or other actions are required to be made, obtained or taken, as the case may be, and are in full force and effect or (y) the failure of which to make, obtain or take has not had and could not reasonably be expected to have a Material Adverse Effect.

              E. BINDING OBLIGATION. Each of this Amendment and the Amended Agreement has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

              F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

              G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

      SECTION 4. ACKNOWLEDGEMENT AND CONSENT

              Each of Parent and the Subsidiary Guarantors (each a "GUARANTOR") is a party to a Guaranty and each such Guarantor has guarantied the Obligations.

              Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that the Guaranty to which it is a party or otherwise bound will continue to guaranty to the fullest extent possible the payment and performance of all "Guarantied Obligations" as such term is defined in the applicable Guaranty, including without limitation the payment and performance of all such "Guarantied Obligations" in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement.

              Each Guarantor (a) acknowledges and agrees that the Guaranty to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment; (b) represents and warrants that all representations and warranties contained in the Amended Agreement and in the Guaranty to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date; and (c) acknowledges and agrees that
(i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

          SECTION 5. MISCELLANEOUS

                  A. EFFECT OF AMENDMENT. Reference to and effect on the Credit Agreement and the other Loan Documents.

                       (i)  On and after the First Amendment Effective
                  Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                       (ii) Except as specifically amended by this
                  Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                       (iii) The execution, delivery and performance of
                  this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agents or any Lender under, the Credit Agreement or any of the other Loan Documents.

                  B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Agents and their counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

                  C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Company, Requisite Lenders, Syndication Agent, Administrative Agent, and the Guarantors and receipt by Company and Agents of written or telephonic notification of such execution and authorization of delivery thereof.



                [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                     DECRANE AIRCRAFT HOLDINGS, INC., a
                                     Delaware corporation


                                     By:______________________________________
                                          Name: Richard J. Kaplan
                                          Title: Senior Vice President and Chief
                                                 Financial Officer

                                     AEROSPACE DISPLAY SYSTEMS,
                                     INC., a Delaware
                                     corporation (for purposes
                                     of Section 4 only) as a
                                     Subsidiary Guarantor


                                     By:______________________________________
                                          Name: Richard J. Kaplan
                                          Title: Senior Vice President and Chief
                                                 Financial Officer



                                     AUDIO INTERNATIONAL, INC.,
                                     an Arkansas corporation
                                     (for purposes of Section 4
                                     only) as a Subsidiary
                                     Guarantor


                                     By:______________________________________
                                          Name: Richard J. Kaplan
                                          Title: Senior Vice President and Chief
                                                 Financial Officer



                                     AVTECH CORPORATION, a Washington
                                     corporation (for purposes of Section 4
                                     only) as a Subsidiary Guarantor


                                     By:______________________________________
                                          Name: Richard J. Kaplan
                                          Title: Senior Vice President and Chief
                                                 Financial Officer



                                     BOOTH ACQUISITION, LLC, a
                                     Delaware limited liability
                                     corporation (for purposes
                                     of Section 4 only) as a
                                     Subsidiary Guarantor


                                     By:______________________________________
                                          Name:
                                          Title:

                                     CORY COMPONENTS, INC., a
                                     California corporation (for
                                     purposes of Section 4 only)
                                     as a Subsidiary Guarantor


                                     By:______________________________________
                                          Name: Richard J. Kaplan
                                          Title: Senior Vice President and Chief
                                                 Financial Officer



                                     DETTMERS INDUSTRIES, INC.,
                                     a Delaware corporation (for
                                     purposes of Section 4 only)
                                     as a Subsidiary Guarantor


                                     By:______________________________________
                                          Name: Richard J. Kaplan
                                          Title: Senior Vice President and Chief
                                                 Financial Officer



                                     ELSINORE AEROSPACE
                                     SERVICES, INC., a
                                     California corporation (for
                                     purposes of Section 4 only)
                                     as a Subsidiary Guarantor


                                     By:______________________________________
                                          Name: Richard J. Kaplan
                                          Title: Senior Vice President and Chief
                                                 Financial Officer

                                     ELSINORE ENGINEERING,INC., a
                                           California corporation (for purposes
                                           of Section 4 only) as a Subsidiary
                                           Guarantor



                                   By:______________________________________
                                        Name: Richard J. Kaplan
                                        Title: Senior Vice President and Chief
                                               Financial Officer



                                   HOLLINGSEAD INTERNATIONAL,
                                   INC., a California
                                   corporation (for purposes
                                   of Section 4 only) as a
                                   Subsidiary Guarantor


                                   By:______________________________________
                                        Name: Richard J. Kaplan
                                        Title: Senior Vice President and Chief
                                               Financial Officer



                                   TRI-STAR ELECTRONICS
                                   INTERNATIONAL, INC., a
                                   California corporation (for
                                   purposes of Section 4 only)
                                   as a Subsidiary Guarantor


                                   By:______________________________________
                                        Name: Richard J. Kaplan
                                        Title: Senior Vice President and Chief
                                               Financial Officer



                                   PATS, INC., a Maryland corporation (for
                                   purposes of Section 4 only) as a
                                   Subsidiary Guarantor


                                   By:______________________________________
                                        Name: Richard J. Kaplan
                                        Title: Senior Vice President and Chief
                                               Financial Officer

                                   PATS AIRCRAFT AND ENGINEERING
                                          CORPORATION, a Maryland
                                          corporation (for purposes of Section 4
                                          only) as a Subsidiary Guarantor



                                   By:______________________________________
                                        Name: Richard J. Kaplan
                                        Title: Senior Vice President and Chief
                                               Financial Officer



                                   FLIGHT REFUELING, INC., a
                                   Maryland corporation (for
                                   purposes of Section 4 only)
                                   as a Subsidiary Guarantor


                                   By:______________________________________
                                        Name: Richard J. Kaplan
                                        Title: Senior Vice President and Chief
                                               Financial Officer



                                   PATRICK AIRCRAFT TANK
                                   SYSTEMS, INC., a Maryland
                                   corporation (for purposes
                                   of Section 4 only) as a
                                   Subsidiary Guarantor


                                   By:______________________________________
                                        Name: Richard J. Kaplan
                                        Title: Senior Vice President and Chief
                                               Financial Officer



                                   PATS SUPPORT, INC., a
                                   Maryland corporation (for
                                   purposes of Section 4 only)
                                   as a Subsidiary Guarantor


                                   By:______________________________________
                                        Name: Richard J. Kaplan
                                        Title: Senior Vice President and Chief
                                               Financial Officer

                                   PPI HOLDINGS, INC., a Kansas
                                               corporation (for purposes of
                                               Section 4 only) as a Subsidiary
                                               Guarantor



                                   By:______________________________________
                                        Name: Richard J. Kaplan
                                        Title: Senior Vice President and Chief
                                               Financial Officer



                                   PRECISION PATTERN, INC., a
                                   Kansas corporation (for
                                   purposes of Section 4 only)
                                   as a Subsidiary Guarantor


                                   By:______________________________________
                                        Name: Richard J. Kaplan
                                        Title: Senior Vice President and Chief
                                               Financial Officer



                                   CUSTOM WOODWORK & PLASTICS,
                                   INC., a Delaware
                                   corporation (for purposes
                                   of Section 4 only) as a
                                   Subsidiary Guarantor


                                   By:______________________________________
                                        Name: Richard J. Kaplan
                                        Title: Senior Vice President and Chief
                                               Financial Officer



                                   INTERNATIONAL CUSTOM
                                   INTERIORS, INC., a Florida
                                   corporation (for purposes
                                   of Section 4 only) as a
                                   Subsidiary Guarantor


                                   By:______________________________________
                                        Name: Richard J. Kaplan
                                        Title: Senior Vice President and Chief
                                               Financial Officer

                                   PCI ACQUISITION CO., INC., a Delaware
                                         corporation (for purposes of Section 4
                                         only) as a Subsidiary Guarantor



                                   By:______________________________________
                                        Name: Richard J. Kaplan
                                        Title: Senior Vice President and Chief
                                               Financial Officer



                                   DECRANE HOLDINGS CO., a Delaware
                                   corporation (for purposes of Section 4
                                   only) as a guarantor



                                   By:______________________________________
                                        Name:_______________________________
                                        Title:______________________________



                                   DLJ CAPITAL FUNDING, INC., as a Lender and as Syndication Agent


                                   By:______________________________________
                                        Name:_______________________________
                                        Title:______________________________



                                   BANK ONE, NA, as a Lender and as
                                   Administrative Agent


                                   By:______________________________________
                                        Name:_______________________________
                                        Title:______________________________

                                   UNION BANK OF CALIFORNIA, N.A., as a Lender


                                   By:______________________________________
                                        Name:_______________________________
                                        Title:______________________________



                                   BHF (USA) CAPITAL CORPORATION, as a Lender


                                   By:______________________________________
                                        Name:_______________________________
                                        Title:______________________________



                                   CITY NATIONAL BANK, as a Lender



                                   By:______________________________________
                                        Name:_______________________________
                                        Title:______________________________



                                   U.S. BANK NATIONAL ASSOCIATION, as a Lender


                                   By:______________________________________
                                        Name:_______________________________
                                        Title:______________________________

                                  PARIBAS, as a Lender


                                   By:______________________________________
                                        Name:_______________________________
                                        Title:______________________________



                                   By:______________________________________
                                        Name:_______________________________
                                        Title:______________________________



                                   MASSACHUSETTS MUTUAL LIFE INSURANCE
                                   COMPANY, as a Lender


                                   By:______________________________________
                                        Name:_______________________________
                                        Title:______________________________



                                   NORSE CBO, LTD., as a Lender


                                   By:______________________________________
                                        Name:_______________________________
                                        Title:______________________________



                                   THE TRAVELERS INSURANCE COMPANY, as a
                                        Lender


                                   By:______________________________________
                                        Name:_______________________________
                                        Title:______________________________

                                   VAN KAMPEN SENIOR FLOATING RATE FUND, as a
                                     Lender


                                   By:______________________________________
                                        Name:_______________________________
                                        Title:______________________________



                                   ARCHIMEDES FUNDING II, LTD., as a Lender


                                   By:    ING Capital Advisors, LLC, as
                                          Collateral Manager

                                          By:_______________________________
                                            Name:___________________________
                                            Title:__________________________



                                   ARCHIMEDES FUNDING III, LTD., as a Lender


                                   By:    ING Capital Advisors, LLC, as
                                          Collateral Manager

                                          By:_______________________________
                                            Name:___________________________
                                            Title:__________________________

                                   BALANCED HIGH-YIELD FUND II LTD., as a
                                     Lender


                                   By:    BHF (USA) Capital Corporation
                                          As Attorney-In-Fact

                                          By:_______________________________
                                            Name:___________________________
                                            Title:__________________________



                                          By:_______________________________
                                            Name:___________________________
                                            Title:__________________________



                                   KZH HIGHLAND-2 LLC, as a Lender


                                   By:______________________________________
                                        Name:_______________________________
                                        Title:______________________________



                                   THE TRAVELERS CORPORATE LOAN FUND INC., as
                                     a Lender


                                   By:    Travelers Asset Management
                                          International Corp.

                                          By:_______________________________
                                            Name:___________________________
                                            Title:__________________________

                                   ING HIGH INCOME PRINCIPAL PRESERVATION
                                   FUND HOLDINGS, LDC, as a Lender


                                   By:    ING Capital Advisors LLC, as
                                          Investment Advisor

                                          By:_______________________________
                                            Name:___________________________
                                            Title:__________________________



                                   SEQUILS-ING I (HBDGM), LTD., as a Lender


                                   By:    ING Capital Advisors LLC, as
                                          Collateral Manager

                                          By:_______________________________
                                            Name:___________________________
                                            Title:__________________________



                                   VAN KAMPEN PRIME RATE INCOME TRUST, as a
                                   Lender


                                   By:______________________________________
                                        Name:_______________________________
                                        Title:______________________________



                                   STEIN ROE FLOATING RATE LIMITED LIABILITY
                                   COMPANY, as a Lender


                                   By:______________________________________
                                        Name:_______________________________
                                        Title:______________________________

                                   SAAR HOLDINGS CDO, LIMITED, as a Lender


                                   By:    Massachusetts Mutual Life
                                          Insurance Company, as Collateral
                                          Manager


                                          By:_______________________________
                                             Name:__________________________
                                             Title:_________________________



                                   KZH ING-3 LLC, as a Lender


                                   By:______________________________________
                                        Name:_______________________________
                                        Title:______________________________



                                   KZH ING-2 LLC, as a Lender


                                   By:______________________________________
                                        Name:_______________________________
                                        Title:______________________________



                                   MORGAN STANLEY DEAN WITTER PRIME INCOME
                                   TRUST, as a Lender


                                   By:______________________________________
                                        Name:_______________________________
                                        Title:______________________________

                                   BALANCED HIGH-YIELD FUND I LTD., as a
                                     Lender


                                   By:    BHF-BANK Aktiengesellschaft

                                          By:_______________________________
                                             Name:__________________________
                                             Title:_________________________



                                          By:_______________________________
                                             Name:__________________________
                                             Title:_________________________



                                   PERSEUS CDO I, LIMITED, as a Lender


                                   By:     Massachusetts Mutual Life
                                           Insurance Company, as Collateral
                                           Manager


                                          By:_______________________________
                                             Name:__________________________
                                             Title:_________________________



                                   KZH RIVERSIDE LLC, as a Lender


                                   By:______________________________________
                                        Name:_______________________________
                                        Title:______________________________



                                   HIGHLAND CAPITAL MANAGEMENT, as a Lender


                                   By:______________________________________
                                        Name:_______________________________
                                        Title:______________________________

                                   KEMPER FLOATING RATE FUND, as a Lender


                                   By:______________________________________
                                        Name:_______________________________
                                        Title:______________________________



                                   OLYMPIC FUNDING TRUST, SERIES 1999-1, as a
                                   Lender


                                   By:______________________________________
                                        Name:_______________________________
                                        Title:______________________________



                                   SRF TRADING, as a Lender


                                   By:______________________________________
                                        Name:_______________________________
                                        Title:______________________________



                                   STEIN ROE & FARNHAM CLO I LTD., as a Lender


                                   By:    Stein Roe & Farnham Incorporated,
                                          as Portfolio Manager


                                          By:_______________________________
                                             Name:__________________________
                                             Title:_________________________

                                   OPPENHEIMER SENIOR FLOATING RATE FUND, as a Lender


                                   By:______________________________________
                                        Name:_______________________________
                                        Title:______________________________



                                   LIBERTY - STEIN ROE ADVISOR FLOATING RATE
                                   ADVANTAGE FUND, as a Lender,

                                   by Stein Roe & Farnham Incorporated,
                                   as Advisor


                                   By:______________________________________
                                        Name:_______________________________
                                        Title:______________________________


                                   COLUMBUS LOAN FUNDING, LTD, as a Lender,


                                   By:______________________________________
                                        Name:_______________________________
                                        Title:______________________________



                                   KEYPORT LIFE INSURANCE COMPANY,
                                   as a Lender

                                   By:      Stein Roe & Farnham Incorporated,
                                            as agent


                                            By:_____________________________
                                            Name:___________________________
                                            Title:__________________________

                                   STEIN ROE FLOATING RATE LIMITED
                                   LIABILITY COMPANY, as a Lender


                                   By:   ___________________________________
                                   Name: ___________________________________
                                   Title:___________________________________



                                   MUIRFIELD TRADING LLC, as a Lender


                                   By:   ___________________________________
                                   Name: ___________________________________
                                   Title:___________________________________



                                   VAN KAMPEN SENIOR INCOME TRUST,
                                   as a Lender


                                   By:   ___________________________________
                                   Name: ___________________________________
                                   Title:___________________________________



                                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as a Lender


                                   By:   ___________________________________
                                   Name: ___________________________________
                                   Title:___________________________________



                                   ELC (CAYMAN) LTD. 1999-III, as a Lender


                                   By:   ___________________________________
                                   Name: ___________________________________
                                   Title:___________________________________

                                   ELC (CAYMAN) LTD. 2000-I, as a Lender


                                   By:   ___________________________________
                                   Name: ___________________________________
                                   Title:___________________________________



                                   NORTHWOODS CAPITAL, LIMITED, as a Lender

                                   By:      Angelo, Gordon & Co., L.P.,
                                            as Collateral Manager


                                            By:    _________________________
                                            Name:  _________________________
                                            Title: _________________________



                                   NORTHWOODS CAPITAL II, LIMITED, as a Lender

                                   By:      Angelo, Gordon & Co., L.P.,
                                            as Collateral Manager


                                            By:    _________________________
                                            Name:  _________________________
                                            Title: _________________________



                                   KZH SHOSHONE, as a Lender


                                   By:   ___________________________________
                                   Name: ___________________________________
                                   Title:___________________________________

                                   MAPLEWOOD (CAYMAN) LIMITED, as a Lender


                                   By:   ___________________________________
                                   Name: ___________________________________
                                   Title:___________________________________

                                             ANNEX A

                     MATTERS TO BE COVERED IN OPINION OF COUNSEL TO COMPANY



                         1. Company has been duly incorporated, and is validly existing in good standing under the laws of the State of Delaware with corporate power to own its properties and assets, to enter into the Amendment, to issue the Company Preferred Stock, and to perform its obligations under the Amendment.

                         2. The execution, delivery and performance of the Amendment by Company and the issuance of the Company Preferred Stock have been duly authorized by all necessary corporate action on the part of Company, the Amendment has been duly executed and delivered by Company, and the Amendment and the Amended Credit Agreement constitute the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

                         3. When issued, the Company Preferred Stock will be validly issued fully paid and nonassessable.

                         4. Company's execution and delivery of the Amendment, the consummation of the transactions contemplated by the Amendment and the issuance of the Company Preferred Stock do not and will not (i) violate the Certificate of Incorporation or By-laws of Parent or of Company, (ii) violate, breach or result in a default under any existing obligation of Parent or of Company under any other agreement, (iii) breach or otherwise violate any existing obligation of Company under any order, judgment or decree of any New York, California or federal court or Governmental Authority binding on Company or (iv) violate any New York, California or federal statute or regulation.

                         5. No governmental consents, approvals, authorizations, registrations, declarations or filings are required by Company in connection with the execution and delivery by Company of the Amendment, the performance by Company of the Amended Credit Agreement and the issuance of the Company Preferred Stock.